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                                                                  EXHIBIT 23(ii)



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent auditors, we hereby consent to the incorporation of our report, dated January 27, 2000, incorporated by reference in this annual report of KS Bancorp, Inc. and Subsidiary on Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-46287.



                                        /s/ McGladrey & Pullen, LLP
                                        ---------------------------------

Raleigh, North Carolina
March 26, 2001